UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2021

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	FMAO	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.Results of Operation and Financial Condition

On October 20, 2021, Farmers & Merchants Bancorp, Inc. issued a press release (the “Release”) announcing its earnings for the three and nine months ended September 30, 2021.  The release inadvertently misstated the value of total loans, net on the table included under the Select Financial Data section as of September 30, 2021.

No financial results reported in the Release were impacted by this inadvertent misstatement, and it otherwise had no material impact on any other disclosures contained in the Release. However, management determined that a corrective filing was warranted for comparative purposes.

A copy of the table, as corrected, is furnished herewith as Exhibit 99.

ITEM 7.01 Regulation FD

On October 20, 2021, Farmers & Merchants Bancorp, Inc. issued a press release (the “Release”) announcing its earnings for the three and nine months ended September 30, 2021.  The release inadvertently misstated the value of total loans, net on the table included under the Select Financial Data section as of September 30, 2021.

No financial results reported in the Release were impacted by this inadvertent misstatement, and it otherwise had no material impact on any other disclosures contained in the Release. However, management determined that a corrective filing was warranted for comparative purposes.

A copy of the table, as corrected, is furnished herewith as Exhibit 99.

ITEM 9.01.Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit

99	Corrected Total Loans, Net table October 21, 2021

104	The Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: October 21, 2021	/s/ Lars B. Eller
Lars B. Eller
President and Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President and Chief Financial Officer